           CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted and are marked with the
           notation, "*Confidential Treatment Requested." A complete
        copy has been filed with the Securities and Exchange Commission.

                                                                   EXHIBIT 10.20

                         [TAYLOR PHARMACEUTICALS LOGO]

                 DEVELOPMENT & INVESTIGATIONAL SUPPLY PROPOSAL
                     RSR13 (NEW FORMULATION) IN 500ML VIALS
                          FOR ALLOS THERAPEUTICS, INC.


PROJECT SCOPE:

Pursuant to a Request for Proposal from Allos Therapeutics, Inc., Taylor Pharmaceuticals has defined the Scope of Work as follows:

The RSR13 is a clinical product that is currently being manufactured by Taylor Pharmaceuticals for Allos Therapeutics. The current formulation does not contain Phosphate and is filled into a 100mL bottle. The new formulation contains Phosphate in order to make the formulation more robust. The fill volume has also been adjusted to 500mL from the original size of 100mL.

     FINALIZE FORMULATION DEVELOPMENT

     Based on information provided from Allos Therapeutics, the new formulation will likely be:

       1. [*]

       2. [*]

       3. [*]

       4. [*]

     Taylor will begin with the existing formulation and determine the appropriate buffer concentration and pH target. Taylor will also perform the following:

          1. [*]

          2. [*]

          3. [*]

          4. [*]

          5. [*]

     ANALYTICAL METHODS DEVELOPMENT

     Stability indicating (as required) methods will optimized and validated (per current ICH guidelines), in the presence of Phosphate for:

          1. [*]

          2. [*]

          3. [*]

          4. [*]

                                   Development & Investigational Supply Proposal
                              Allos Therapeutics, Inc. - RSR13 (New Formulation)
                                                                28 December 1998
                                                                     Page 2 of 6

LABORATORY SCALE STABILITY PROGRAM

[*].

CLINICAL BATCH MANUFACTURING

Taylor will manufacture the clinical batches and placebo using production equipment under cGMP controls. All components and ingredients will be released by Quality Assurance and tested by the QC or Product Development laboratories. All Products will be filled under aseptic conditions. Terminal sterilization, as appropriate, will be done by autoclave. Taylor will supply clinical labeling and packaging support as needed.

NDA STABILITY EXHIBIT BATCH MANUFACTURING

Note: Typically clients will manufacture clinical and registration batches as a single activity in order to minimize manufacturing charges.

Taylor will manufacture stability batches using Production equipment under cGMP controls. All components and ingredients will be released by Quality Assurance and tested by the QC or Product Development laboratories. Production controls shall be the same as the clinical batches. Pilot scale to full size production size batches can be produced.

STABILITY STUDIES

Taylor Product Development will support full release and stability testing including chemical and microbiological testing. [*]. All stability reports are reviewed by Taylor Quality Assurance. Interim reports will be published to Allos Therapeutics, Inc. upon the completion of each test station.

PROCESS VALIDATION

Taylor process validation includes, but is not limited to:

     o    [*]

     o    [*]

     o    [*]

     o    [*]

     o    [*]

     o    [*]


* CONFIDENTIAL TREATMENT
       REQUESTED

                                   DEVELOPMENT & INVESTIGATIONAL SUPPLY PROPOSAL
                              ALLOS THERAPEUTICS, INC. - RSR13 (New Formulation)
                                                                28 DECEMBER 1998
                                                                     PAGE 3 OF 6

     PRODUCT DEVELOPMENT REPORT AND REGULATORY SUPPORT

     Taylor will provide a Product Development Report in support of a typical CMC section for regulatory filing.

To better define our quotation, we have outlined the Allos Therapeutics, Inc.'s responsibilities.

ALLOS THERAPEUTICS, INC. WILL BE RESPONSIBLE FOR THE FOLLOWING:

     1.  Reviewing and, if acceptable, approving all Master Formula Batch
         Records.

     2. Providing on-site presence during the manufacture of clinical/registration batch manufacture (preferred but can be waived at Allos Therapeutics, Inc.'s request).

     3. Providing release specifications for active drug substance and excipients.

     4. Furnishing released and certified active substance for development and manufacture of at least 1 pilot formulation and the required exhibit batches).

     5.  Providing a current MSDS for the active drug substance and product.

     6.  Providing camera-ready artwork for labeling.

     7. Providing shipping instructions, addresses, preferred carrier and carrier account number.

     8.  Provide new D valve for RSR13 with Phosphate.

     9.  Preparing any applicable product import/export registrations.

     10. Preparing and filing applicable regulatory submissions.

ITEMS NOT INCLUDED AS PART OF THE PROPOSAL:

     1. Third Party Laboratory charges which are necessary for Taylor to execute this agreement.

     2.  Analytical columns and standards that are not commonly available.

     3. Capital equipment or change parts except those that are explicitly stated herein.

     4.  Import/export duties.

     5. FDA User Fees, establishment fees or other expenses necessary to register the product with the appropriate regulatory agency.

     6.  Preparing product submissions.

     7. Shipping and shipping insurance for product/placebo, samples, documentation, etc.

     8. Travel and travel related expenses, including labor. Required only if travel to another site is requested by Allos Therapeutics, Inc.



                                                                    CONFIDENTIAL
                                                                 REF: ALLOS1098C

                                   DEVELOPMENT & INVESTIGATIONAL SUPPLY PROPOSAL
                               ALLOS THERAPEUTICS, INC.- RSR13 (New Formulation)
                                                                28 DECEMBER 1998
                                                                     PAGE 4 OF 6

QUOTATION:

The following is our current price quotation for manufacture of RSR13 (New Formulation) in 500mL vials for Investigational and Stability Batch Protocols:

DEVELOPMENT ACTIVITIES:

---------------------------------------------------------------------------------------------
              ACTIVITY                     BATCH SIZE                       PRICE
---------------------------------------------------------------------------------------------
                                             PHASE I
---------------------------------------------------------------------------------------------
Finalize Formulation                           N/A                          [ * ]
                                                                            Total
---------------------------------------------------------------------------------------------
Perform stopper compatibility                  N/A                          [ * ]
study                                                                       Total
---------------------------------------------------------------------------------------------
Perform photostability study per               N/A                          [ * ]
ICH guidelines                                                              Total
---------------------------------------------------------------------------------------------
Analytical Method Optimization                 N/A                          [ * ]
and validation                                                              Total
(Active Drug Substance)
---------------------------------------------------------------------------------------------
Analytical Method Development                  N/A                          [ * ]
(B/F and LAL)                                                               Total
---------------------------------------------------------------------------------------------
                                             PHASE II
---------------------------------------------------------------------------------------------
Batch Manufacture - 500mL vials         2,500 units or less                 [ * ]
(clinical/registration lots)              (split batch)(1)                 per lot
-product-                         ----------------------------------------------------------
                                        2,500 units or less                 [ * ]
                                           (single batch)                  per lot
                                  -----------------------------------------------------------
                                        2,501 to 4,000 units                [ * ]
                                           (single batch)                  per lot
                                  -----------------------------------------------------------
                                        4,001 to 6,500 units                [ * ]
                                           (single batch)                  per lot
---------------------------------------------------------------------------------------------
Stability Studies                              N/A                          [ * ]
(including container closure                                   for split lot with two sublots
integrity throughout study)       -----------------------------------------------------------
                                               N/A                          [ * ]
                                                                           per lot
---------------------------------------------------------------------------------------------
                                   PHASE III AND MISCELLANEOUS
---------------------------------------------------------------------------------------------
Process Validation                             N/A                          [ * ]
(excluding media fills)                                          Per product and dosage form
---------------------------------------------------------------------------------------------
Distribution of product to clinical            N/A                   [ * ] per shipment
sites                                                            (up to 500 units, excludes
                                                                   transportation charges)
---------------------------------------------------------------------------------------------
Preparing CMC data Package                     N/A                       [ * ]/hour
                                                                 Not to exceed [ * ] total
---------------------------------------------------------------------------------------------

*CONFIDENTIAL TREATMENT
      REQUESTED

                                   DEVELOPMENT & INVESTIGATIONAL SUPPLY PROPOSAL
                             ALLOS THERAPEUTICS, INC. - RSR13  (NEW FORMULATION)
                                                                28 DECEMBER 1998
                                                                     PAGE 5 OF 6

(1)Split batch = Batch will be evenly split in two sublots. One sublot will use 4432 stoppers. The other group will use Fluorotech stoppers. Both lots will be placed on stability. The batch price includes line purge between stopper type, additional batch record generation and all materials.

ESTIMATE FOR COMMERCIAL MANUFACTURING:

(NOTE:    Commercial estimates are based on information exchanged as of the above date and may need to be revised upon the completion of development activities)

---------------------------------------------------------------------------------------------------
               ACTIVITY                                PRICE ESTIMATE
---------------------------------------------------------------------------------------------------
Price per unit RSR13 (NEW FORMULATION) in              [ * ]
500 mL vials)                                          [ * ]
Commercial Batch Size: [ * ]                           [ * ]
                                                       [ * ]
                                                           [ * ]
                                                           [ * ]

Routine shelf life surveillance program per                      [ * ]
ICH guidelines
(one commercial lot, per strength, per
dosage form, per year)

Regulatory Assistance, as necessary                                  [ * ]
---------------------------------------------------------------------------------------------------

PAYMENT SCHEDULE   [*]
    o    [*]
    o    [*]
    o    [*]

CANCELLATION CHARGES AND LATE PAYMENT CHARGES. [*].

CHANGES TO SCOPE OF WORK.     With any development program, changes from the
original scope or work will be deemed necessary from time to time. It is essential, for both parties, that these periodic and potentially critical changes be properly documented. Before Taylor Pharmaceuticals will initiate and work outside of this proposal a Project Change Authorization will be generated and submitted to Allos Therapeutics, Inc. for approval. This document ensures that both parties agree to the work to be performed, the timing of the work and any additional charges incurred by the deviation from the original scope of work.

* CONFIDENTIAL TREATMENT
        REQUESTED

                                   DEVELOPMENT & INVESTIGATIONAL SUPPLY PROPOSAL
                               ALLOS THERAPEUTICS, INC.- RSR13 (NEW FORMULATION)
                                                                28 DECEMBER 1998
                                                                     PAGE 6 OF 6

LIMIT OF LIABILITY. Taylor will not be responsible for Active Drug Substance that is lost or damaged prior to receipt at Taylor. Taylor will not be responsible for batch rejections that are not the result of gross negligence. If any lot of product fails to achieve analytical or microbiological limits that have been agreed to by both companies, Taylor will maintain a limit of liability of $25,000 per process lot or the cost of customer supplied materials, whichever is less.

FORCE MAJEURE. The period for which performance (other than the payment of money) is required by a party shall be extended by the period during which such party is unable to perform due to strikes, acts of God, war shortages or unavailability of supplies, or other causes beyond the party's reasonable control.

TERM. This proposal remains valid for a period of 90 calendar days from the date that appears in the upper right hand side of this document. The final approved agreement will remain effective until such time that the project is terminated, in writing, by Allos Therapeutics, Inc., or the development phase of the program is completed and the product is approved for commercial sale by the FDA or other similar international agency.

Please submit purchase orders and shipping documentation to:
                                 Thomas Handel
                   Executive Director - Business Development
                             Taylor Pharmaceuticals
                               150 S. Wyckles Rd.
                               Decatur, IL 62522

If this proposal is acceptable, please complete both forms in Attachment I. Keep one form for your file and return the second approved form to the attention of Thomas Handel at the above address.

Taylor Pharmaceuticals thanks you for your interest in our Contract Pharmaceutical Services and the opportunity to provide Allos Therapeutics, Inc. with this proposal. I hope that we have adequately responded to your request and look forward to working with Allos Therapeutics, Inc.

                                                                    CONFIDENTIAL
                                                                 REF: allos1098c

                                  ATTACHMENT I

PROPOSAL ACCEPTANCE SHEET                      FOR TAYLOR PHARMACEUTICALS, INC.
-------------------------------------------------------------------------------

This is to confirm the acceptance of Taylor Pharmaceuticals, Inc., Development Proposal number allos1098c, to Allos Therapeutics, Inc., dated 28 December 1998, for RSR13 (New Formulation) in vials.

All invoicing for this contract is to be referenced against Allos Therapeutics, Inc. Purchase Number: ALLOS-12

All invoicing is to be sent directly to:
     [X] Accounts Payable
     [ ] Other (please specify)

     -------------------------------------------------------

     -------------------------------------------------------


Accepted By:

/s/ S. J. HOFFMAN     30-DEC-98
-------------------------------
Signature      Date

STEPHEN HOFFMAN
-------------------------------
Name (Type or Print)

President
-------------------------------
Title



                                       of
                            Allos Therapeutics, Inc.

     Please sign both acceptance sheets; returning one signed original to:
                                 Thomas Handel
                    Executive Director-Business Development
                             Taylor Pharmaceuticals
                              150 S. Wyckles Road
                               Decatur, IL 62522